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                             General Description of
                         Champion Healthcare Corporation
                            Common Stock Certificate

       The front of the certificate is engraved with blue ornamental border and additional blue ornamentation upon white paper, bearing a stylized letter design of the words "Champion Healthcare Corporation" in dark blue and substantive text in black.

       The back of the certificate bears no border and no ornamentation except for the stylized letter design of the words "Champion Healthcare Corporation" in black. All text is in black.


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                       [Form of Common Stock Certificate]
                                    [Front]

Number                        CHAMPION HEALTHCARE                         Shares
CHC                              CORPORATION
   ----                                                                   ------

COMMON STOCK

THIS CERTIFICATE IS      INCORPORATED UNDER THE LAWS           CUSIP 15850B 10 4
TRANSFERABLE              OF THE STATE OF DELAWARE       SEE REVERSE FOR CERTAIN
IN NEW YORK, NEW YORK                                                DEFINITIONS


THIS CERTIFIES THAT


is the owner of

   FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITH A PAR VALUE OF $.01 PER SHARE, OF

Champion Healthcare Corporation transferable in person or by duly authorized attorney on the books of the Corporation upon surrendering of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                              CERTIFICATE OF STOCK

                                               Dated:

/s/Charles R. Miller
           President                           Countersigned and Registered:


/s/James G. VanDevender   [FACSIMILE CORPORATE SEAL]     MELLON SECURITIES TRUST
      Secretary                                            COMPANY
                                                                (NEW YORK)
                                                    Transfer Agent and Registrar

                                               By:

                                                            Authorized Signature


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                       [Form of Common Stock Certificate]
                                     [Back]

                               CHAMPION HEALTHCARE
                                   CORPORATION

             The Company will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative participating, optional and other special rights of each class of stock and series within a class of stock of the Company, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Company or to its Transfer Agent and Registrar.

                        The following abbreviations, when used in the
             inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

             TEN COMM -- as tenants in common              UNIF GIFT MIN ACT -- ______ Custodian _______
             TEN ENT  -- as tenants by the entireties                    (Cust)              (Minor)
             JT TEN   -- as joint tenants with right
                         of survivorship and not as                               under Uniform Gifts to Minors
                         tenants in common                                        Act ________________
                                                                                           (State)

     Additional abbreviations may also be used though not in the above list.

                        For value received, __________________________________
             hereby sell, assign and transfer unto

             PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
             ASSIGNEE
             __________________________________________________________________


             __________________________________________________________________

             __________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

             __________________________________________________________________

             __________________________________________________________________

             __________________________________________________________________
         Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

             __________________________________________________________________
         Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

         Dated______________________________

                                              X________________________________
                          NOTICE                          (Signature)

                 THE SIGNATURE(S) TO THIS
                 ASSIGNMENT MUST CORRES-
                 POND WITH THE NAME(S) AS
                 WRITTEN UPON THE FACE OF
                 THE CERTIFICATE IN EVERY
                 PARTICULAR WITHOUT ALTER-
                 ATION OR ENLARGEMENT OR

                 ANY CHANGE WHATEVER         X_________________________________
                          NOTICE                          (Signature)

                                                   THE SIGNATURE(S) SHOULD BE
                                                   GUARANTEED BY AN ELIGIBLE
                                                   GUARANTOR INSTITUTION (BANKS,
                                                   STOCKBROKERS, SAVINGS AND
                                                   LOAN ASSOCIATIONS AND CREDIT
                                                   UNIONS WITH MEMBERSHIP IN AN
                                                   APPROVED SIGNATURE GUARANTEE
                                                   MEDALLION PROGRAM), PURSUANT
                                                   TO S.E.C. rULE 17Ad-15

                           SIGNATURE(S) GUARANTEED BY: